Exhibit 99.1

Schedule I
GRAPHICS PROPERTIES HOLDINGS, INC. f/k/a SILICON GRAPHICS, INC.
CASE NO. 09-11701
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	$4,777,603

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	$-

Non-operating receipts
Transfers - other debtor in possession account	-

Total receipts	$-

Operating disbursements
Accounts payable	(972,080)
Payroll	-

Total disbursements (1)	$(972,080)

Net cash flow	(972,080)

Cash - August 31, 2009	$3,805,523

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH of MANHATTAN, INC.
CASE NO. 09-11700
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH LLC
CASE NO. 09-11703
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH REAL ESTATE, INC.
CASE NO. 09-11704
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009		-

Receipts from operations
Cash Sales		-

Collections of accounts receivable
Pre - petition		-
Post - petition		-

Total operating receipts		-

Non-operating receipts
Transfers from other debtor in possession account		-

Total receipts		-

Operating disbursements
Accounts payable		-
Payroll		-

Total disbursements (1)		-

Net cash flow		-

Cash - August 31, 2009	$	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH WORLD TRADE CORPORATION
CASE NO. 09-11705
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH STUDIO, INC.
CASE NO. 09-11706
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH AMERICA LATINA LTD.
CASE NO. 09-11707
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH EASTERN EUROPE LTD
CASE NO. 09-11708
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH INDIA LTD.
CASE NO. 09-11709
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH RESEARCH INTERNATIONAL INC.
CASE NO. 09-11710
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH FINANCIAL CORPORATION
CASE NO. 09-11711
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

GPH ASIA PACIFIC, INC.
CASE NO. 09-11712
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

PARAGRAPH INTERNATIONAL
CASE NO. 09-11713
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

WTI DEVELOPMENT, INC
CASE NO. 09-11714
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from August 1, 2009 to August 31, 2009

Cash August 1, 2009	-

Receipts from operations
Cash Sales	-

Collections of accounts receivable
Pre - petition	-
Post - petition	-

Total operating receipts	-

Non-operating receipts
Transfers from other debtor in possession account	-

Total receipts	-

Operating disbursements
Accounts payable	-
Payroll	-

Total disbursements (1)	-

Net cash flow	-

Cash - August 31, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.